Long-term receivables, investments and other (Tables)	12 Months Ended
Dec. 31, 2018
Categories Of Noncurrent Financial Assets [Abstract]
Long-term receivables, investments and other

	2018	2017

Investments in equity securities [note 26](a)	$28,916	$21,417
Derivatives [note 26]	3,881	40,804
Advances receivable from JV Inkai [note 31]	124,533	58,820
Investment tax credits	95,246	92,846
Amounts receivable related to tax dispute [note 21]	303,222	303,222
Product loan(b)	176,904	-
Other	32,992	39,053

	765,694	556,162
Less current portion	(13,826)	(36,089)

Net	$751,868	$520,073

a) At January 1, 2018, Cameco designated the investments shown below as equity securities at FVOCI because these equity securities represent investments that the Company intends to hold for the long term for strategic purposes. In 2017, these investments were classified as available-for-sale and measured through OCI under IAS 39 (see note 3). There were no dividends recognized on any of these investments during the year.

(b) As a result of the decision to temporarily suspend production at the McArthur River mine, Cameco has entered into an agreement with its joint venture partner, Orano Canada Inc., (Orano) to provide them with up to 5,400,000 pounds of uranium concentrate through 2018. The product is deliverable in 12 equal monthly instalments of 450,000 pounds. Orano is not obligated to take delivery but must provide 30 days’ notice prior to the upcoming delivery date if they do not wish to take that delivery. Orano is obligated to repay us in kind with uranium concentrate no later than December 31, 2023. At December 31, 2018, Cameco had provided the maximum amount of 5,400,000 pounds under this agreement. The loan is recorded at Cameco’s weighted average cost of inventory.

Equity securities designated at FVOCI

Fair value at
Dec 31/18

Investment in Denison Mines Corp.	$15,507
Investment in UEX Corporation	8,754
Investment in GoviEx	2,313
Other	2,342

$28,916